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                                                                  EXHIBIT 10.100

                            [BANK OF HAWAII LETTERHEAD]

                                  July 2, 1998

C. Brewer Homes, Inc.
255 East Waiko Road
Wailuku, Hawaii 96793

           Re:  Credit Facilities Made Available to C. Brewer Homes, Inc.
               From the Bank of Hawaii
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Gentlemen:

    The Bank of Hawaii made available to you six credit facilities (the "Credit Facilities") more particularly described in the Master Facility Agreement dated July 25, 1997, as amended (the "Facility Agreement"). Capitalized terms used but not defined in this letter have the same meaning given to them in the Facility Agreement.

    This letter confirms the Bank of Hawaii's agreement to extend the Maturity Date of the Credit Facilities from December 1, 1998 to June 30, 1999 and to share sales proceeds from unencumbered properties on a 50/50 basis, subject to adjustment of the interest rate on all Credit Facilities, except for the Working Capital LOC, to a floating rate equal to one and one-half percentage points (1.5) above the Base Rate, the payment of certain fees, the extension of C. Brewer and Company, Limited's Guaranty of the Working Capital LOC and commitment terms and conditions similar in form to those terms and conditions set forth in
Section IX of the commitment letter for the Credit Facilities dated June 25, 1997.

    While the Bank will review any further request for modifications to certain provisions in the Facility Agreement, we can give no assurance that such modifications will be approved by us and/or our participant in the Credit Facilities.

                                Very truly yours,
                                BANK OF HAWAII

                                By               /s/ GENE H. TSUJI
                                     -----------------------------------------
                                                   Gene H. Tsuji
                                            Its Assistant Vice President